UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                _________________

                                    Form 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): August 22, 2005

                   INN OF THE MOUNTAIN GODS RESORT AND CASINO
               (Exact Name of Registrant as Specified in Charter)


        Not Applicable                333-113140                   75-3158926
(State or Other Jurisdiction         (Commission                 (IRS Employer
      of Incorporation)              File Number)            Identification No.)


                             287 Carrizo Canyon Road
                           Mescalero, New Mexico 88340
                    (Address of Principal Executive Offices)


                                 (505) 464-7004
                         (Registrant's Telephone Number)

CHECK THE APPROPRIATE BOX BELOW IF THE FORM 8-K FILING IS INTENDED TO SIMULTANEOUSLY SATISFY THE FILING OBLIGATION OF THE REGISTRANT UNDER ANY OF THE FOLLOWING PROVISIONS:

     [_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENTS OF PRINCIPAL OFFICERS.

(b) Effective August 22, 2005, Richard Williams resigned as Chief Financial Officer of Inn of the Mountain Gods Resort and Casino. A copy of the press release announcing the resignation of Mr. Williams is attached to this Form 8-K as Exhibit 99.1.

ITEM 9.01         FINANCIAL STATEMENTS AND EXHIBITS.

EXHIBIT NO.       DESCRIPTION

99.1              Press Release dated August 26, 2005.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

August 26, 2005                Inn of the Mountain Gods Resort and Casino



                               /s/ Brian Parrish
                               -------------------------------------------
                               By: Brian Parrish
                               Its: Chief Operating Officer

                                  EXHIBIT INDEX


EXHIBIT NO.       DESCRIPTION

99.1              Press Release dated August 26, 2005.